UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 8, 2021

INVESTVIEW, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27019	87-0369205
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

234 Industrial Way West, Suite A202
Eatontown, New Jersey	07724
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	732-889-4300

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Title of each class	Trading symbol(s)	Name of each change on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 4.01—CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On May 8, 2021, the board of directors of Investview, Inc., dismissed MaloneBailey, LLP from its position as the independent registered public accountant engaged to audit Investview’s financial statements for the year ending March 31, 2021.

MaloneBailey, LLP was engaged by us on January 4, 2021, and therefore did not issue any report on our financial statements for the previous two fiscal years.

In connection with any interim period following the January 4, 2021 engagement of MaloneBailey, LLP and preceding the dismissal of MaloneBailey, LLP, there were no disagreements with MaloneBailey, LLP or reportable events on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

We have provided MaloneBailey, LLP with a copy of the disclosures we are making in this Current Report on Form 8-K and have requested that MaloneBailey, LLP furnish us with a letter addressed to the U.S. Securities Commission stating whether it agrees with the statements made by us in this report and, if not, stating the respects in which it does not agree. A copy of the letter from MaloneBailey, LLP addressed to the U.S. Securities and Exchange Commission dated May 10, 2021, is filed as Exhibit 16.01 to this report.

On May 8, 2021, our board of directors engaged M&K CPAS, PLLC as our registered public accounting firm to report on our financial statements for the year ending March 31, 2021.

No consultations occurred between us and M&K CPAS, PLLC during the two most recent fiscal years and through May 8, 2021, regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that M&K CPAS, PLLC concluded was an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number*	Title of Document	Location

Item 16	Letter on Change in Certifying Accountant
16.01	Letter from MaloneBailey, LLP to U.S. Securities and Exchange Commission dated May 10, 2021	This filing

*	All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTVIEW, INC.

Dated: May 10, 2021	By:	/s/ Annette Raynor
Annette Raynor
Chief Operations Officer

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